Upwork Reports Fourth Quarter and Full Year 2023 Financial Results
Fourth-quarter GAAP Net Income of $17.4 million
Fourth-quarter GAAP Diluted EPS of $0.13
Fourth-quarter Adjusted EBITDA of $30.5 million
Acquired AI company Headroom and welcomed founder Andrew Rabinovich as Upwork’s head of
AI and machine learning

SAN FRANCISCO, Calif. – February 14, 2024 – Upwork Inc. (Nasdaq: UPWK), the world’s largest work marketplace that connects businesses with independent talent from across the globe, today announced its financial results for the fourth quarter and full year of 2023.

“Last year proved Upwork’s continued growth momentum and strong profitability. Our business is flexible and resilient, as the skilled talent on Upwork are a critical resource to businesses small and large,” said Hayden Brown, president and CEO, Upwork. “Fueled by our continued investments in human-centered AI and innovation, growing advertising and subscription products, our differentiated Enterprise offering, and new integrations with marquee partners, we are confident in and excited about our long-term strategic plan to drive growth and transform work in 2024 and beyond.”

“In 2023, we proved our ability to produce profitable growth in a dynamic macro environment. The speed with which we strategically shifted to mid-teens adjusted EBITDA margins—taking just two quarters—reflects the strong operating leverage and agility of our business,” said Erica Gessert, CFO, Upwork. “We have made great strides in the early innings of our AI journey, and we’re confident that we will continue to produce growing profit margins and free cash flow each year going forward.”

Fourth Quarter & Full Year 2023 Financial Highlights
•Revenue grew 14% year-over-year to $183.9 million in the fourth quarter
•Revenue grew 11% year-over-year to $689.1 million for full year 2023
•Active clients grew 5% year-over-year to 851,000 at the end of 2023, an all-time high
•Net income was $17.4 million in the fourth quarter of 2023, compared to net loss of $(16.5) million in the fourth quarter of 2022
•Net income was $46.9 million in 2023, compared to net loss of $(89.9) million in 2022
•Diluted earnings per share was $0.13 in the fourth quarter of 2023, compared to diluted loss per share of $(0.13) in the fourth quarter of 2022
•Diluted earnings per share was $0.06 in 2023, compared to diluted loss per share of $(0.69) in 2022
•Adjusted EBITDA* was $30.5 million in the fourth quarter of 2023, compared to Adjusted EBITDA of $1.1 million in the fourth quarter of 2022
•Adjusted EBITDA* was $73.1 million in 2023, compared to Adjusted EBITDA loss of $(4.0) million in 2022

•Cash used in operating activities was $(5.3) million in the fourth quarter of 2023, compared to cash provided by operating activities of $8.5 million in the fourth quarter of 2022
•Cash provided by operating activities was $27.2 million for the full year of 2023, compared to cash provided by operating activities of $6.6 million for the full year of 2022
•Adjusted free cash flow* was $25.5 million in the fourth quarter of 2023, compared to adjusted free cash flow of $5.8 million in the fourth quarter of 2022
•Adjusted free cash flow* was $48.3 million for the full year of 2023, compared to adjusted free cash flow of $(2.2) million for the full year of 2022

* Explanation of non-GAAP measures and reconciliations to their most comparable GAAP measures can be found in the “Non-GAAP Measures" and "Reconciliation of GAAP to Non-GAAP Results” section of this press release.

Full Year 2023 Operational Highlights
Artificial Intelligence
•Advanced Upwork as the premier destination for AI-related talent and work, with GSV from AI-related work growing 70% year-over-year
•Acquired AI startup Headroom and welcomed founder Andrew Rabinovich, formerly of Google and Magic Leap, as Upwork’s head of AI and machine learning
•Launched AI tools and customer experience innovations including Upwork Chat Pro, Job Post Generator and Proposal Tips
◦Clients using Job Post Generator are able to post jobs almost 70% faster
◦Proposal Tips allows freelancers to secure work at a faster rate
•Established marquee AI partnerships with OpenAI, Amazon, Adobe, Jasper, Miro and ClickUp

Ads & Monetization Tools
•Enhanced suite of ads & monetization products, our fastest-growing revenue stream in 2023
•Availability Badges
◦Freelancers with an Availability Badge received 55% more invites
◦Invites sent to badged freelancers accepted 77% more often
•Boosted Proposals
◦A successfully boosted proposal increases a freelancer's chance of getting hired by approximately 20%
Enterprise
•Strengthened Enterprise Suite offering and enhanced go-to-market motion, helping to add 31 new Enterprise clients in the fourth quarter
•Unlocked value by partnering with vendor management systems (VMS) like SAP Fieldglass and Flextrack and managed service providers (MSPs), expected to enable Upwork’s expand motion with existing Enterprise clients in 2024

Financial Guidance & Outlook
Upwork’s guidance for revenue, adjusted EBITDA, diluted weighted-average shares outstanding, and non-GAAP diluted EPS for the first quarter of 2024 is:
•Revenue: $183 million to $188 million, representing year-over-year growth of 15.3% at the midpoint
•Adjusted EBITDA: $28 million to $32 million
•Diluted weighted-average shares outstanding: 144 million to 146 million
•Non-GAAP diluted EPS: $0.17 to $0.19

Upwork’s guidance for revenue, adjusted EBITDA, diluted weighted-average shares outstanding, and non-GAAP diluted EPS for full year 2024 is:
•Revenue: $760 million to $780 million, representing year-over-year growth of 11.7% at the midpoint
•Adjusted EBITDA: $125 million to $135 million
•Diluted weighted-average shares outstanding: 148 million to 152 million
•Non-GAAP diluted EPS: $0.77 to $0.81
•Stock-based compensation expense is expected to average slightly more than $20 million per quarter for 2024

UPWORK INC.
Key Financial and Operational Metrics
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In thousands, except percentages )	2023	2022	% Change	2023	2022	% Change
GSV(1)	$1,072,079	$1,030,178	4%	$4,142,252	$4,104,891	1%
Marketplace revenue(2)	$157,489	$134,939	17%	$586,099	$518,282	13%
Enterprise revenue(1)(2)	$26,445	$26,503	—%	$103,037	$100,036	3%
Gross profit	$138,066	$120,283	15%	$518,686	$457,916	13%
Gross profit margin	75%	75%	—%	75%	74%	1%
Operating expenses	$129,638	$140,765	(8)%	$529,946	$550,540	(4)%
Net income (loss)	$17,374	$(16,500)	*	$46,887	$(89,885)	*
Adjusted EBITDA(1)	$30,470	$1,137	*	$73,134	$(4,029)	*
Profit Margin	9%	(10)%	19%	7%	(15)%	22%
Adjusted EBITDA margin	17%	1%	16%	11%	(1)%	12%
Cash provided by (used in) operating activities	$(5,339)	$8,455	*	$27,221	$6,559	*
Adjusted free cash flow(1)	$25,497	$5,775	*	$48,320	$(2,174)	*
*Not meaningful

	As of December 31,
(In thousands)	2023	2022	% Change
Active clients(1)	851	814	5%

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2023	2023
New enterprise clients(1)	31	98

(1) See Key Definitions in our fourth quarter and full year 2023 earnings presentation.

(2) In order to conform to the current period presentation as of December 31, 2023, we present Enterprise Solutions revenue and Managed Services revenue together as Enterprise revenue in prior periods and no longer report revenue from our Enterprise Solutions offering in Marketplace revenue.

Fourth Quarter and Full Year 2023 Financial Results Conference Call and Webcast
Upwork will host a conference call today at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss the company’s fourth quarter and full year 2023 financial results. An audio webcast archive will be available following the live event for approximately one year at investors.upwork.com. Please visit the Upwork Investor Relations website at investors.upwork.com/financial-information/quarterly-results to view Upwork’s fourth quarter and full year 2023 earnings presentation.

Disclosure Information
We use our Investor Relations website (investors.upwork.com), our Blog (upwork.com/blog), our X handle (twitter.com/Upwork), Hayden Brown’s X handle (twitter.com/hydnbrwn) and LinkedIn profile (linkedin.com/in/haydenlbrown), and Erica Gessert’s LinkedIn profile (linkedin.com/in/erica-gessert) as means of disseminating or providing notification of, among other things, news or announcements regarding our business or financial performance, investor events, press releases, and earnings releases and as means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.

About Upwork
Upwork is the world’s largest work marketplace that connects businesses with independent talent from across the globe. We serve everyone from one-person startups to large, Fortune 100 enterprises with a powerful, trust-driven platform that enables companies and talent to work together in new ways that unlock their potential. Our talent community earned over $3.8 billion on Upwork in 2023 across more than 10,000 skills in categories including website & app development, creative & design, data science & analytics, customer support, finance & accounting, consulting, and operations. Learn more at upwork.com and join us on LinkedIn, Facebook, Instagram, TikTok, and X.

Contact:
David Niederman
Vice President, Investor Relations
investor@upwork.com

Safe Harbor:
This press release of Upwork Inc. (the “Company,” “we,” “us,” or “our”) contains "forward-looking" statements within the meaning of the federal securities laws. Forward-looking statements include all statements other than statements of historical fact, including any statements regarding our future operating results and financial position, including expected financial results for the first quarter and full year 2024, information or predictions concerning the future of our business or strategy, anticipated events and trends, potential growth or growth prospects, competitive position, technological and market trends, including artificial intelligence, industry environment, the economy, our plans with respect to our share repurchase program, and other future conditions.

We have based these forward-looking statements largely on our current expectations and projections as of the date hereof about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. As such, they are subject to inherent uncertainties, known and unknown risks, and changes in circumstances that are difficult to predict and in many cases outside our control, and you should not rely on such forward-looking statements as predictions of future events. We make no representation that the projected results will be achieved or that future events and circumstances will occur, and actual results may differ materially and adversely from our expectations. The forward-looking statements are made as of the date hereof, and we do not undertake, and expressly disclaim, any obligation to update or revise any forward-looking statements, to conform these statements to actual results or to make changes in our expectations, except as required by law. Additional information regarding the risks and uncertainties that could cause actual results to differ materially from our expectations is included under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the three months ended September 30, 2023, filed with the SEC on November 7, 2023, and in our other SEC filings. Additional information will also be set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, when filed.

Undue reliance should not be placed on the forward-looking statements in this press release. These statements are based on information available to us on the date hereof, and we assume no obligation to update such statements. Moreover, neither we nor any other person makes any representation or warranty as to the accuracy or completeness of the information herein. This press release is made solely for informational purposes.

All third-party trademarks, including names, logos, and brands, referenced in this press release are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law.

UPWORK INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue:
Marketplace(1)	$157,489	$134,939	$586,099	$518,282
Enterprise(1)	26,445	26,503	103,037	100,036
Total revenue	183,934	161,442	689,136	618,318
Cost of revenue	45,868	41,159	170,450	160,402
Gross profit	138,066	120,283	518,686	457,916
Operating expenses
Research and development	46,217	41,664	177,363	154,553
Sales and marketing	49,304	62,786	220,681	246,882
General and administrative	32,003	30,080	118,925	123,952
Provision for transaction losses	2,114	6,235	12,977	25,153
Total operating expenses	129,638	140,765	529,946	550,540
Income (loss) from operations	8,428	(20,482)	(11,260)	(92,624)
Other income, net	7,389	4,422	60,137	3,275
Income (loss) before income taxes	15,817	(16,060)	48,877	(89,349)
Income tax benefit (provision)	1,557	(440)	(1,990)	(536)
Net income (loss)	$17,374	$(16,500)	$46,887	$(89,885)

Net income (loss) per share:
Basic	$0.13	$(0.13)	$0.35	$(0.69)
Diluted	$0.13	$(0.13)	$0.06	$(0.69)

Weighted-average shares used to compute net income (loss) per share:
Basic	136,620	131,818	134,774	130,518
Diluted	143,803	131,818	137,263	130,518

(1) In 2023, we changed the name of our Upwork Enterprise offering to Enterprise Solutions. Concurrently, to align with customer needs and internal decision-making, we combined Enterprise Solutions and Managed Services into a suite of Enterprise offerings. In order to conform to the current period presentation as of December 31, 2023, we present revenue from Enterprise Solutions and Managed Services together as Enterprise revenue in prior periods and no longer report revenue from our Enterprise Solutions offering in Marketplace revenue.

UPWORK INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31, 2023	December 31, 2022
ASSETS
Current assets
Cash and cash equivalents	$79,641	$129,384
Marketable securities	470,457	557,230
Funds held in escrow, including funds in transit	212,387	161,457
Trade and client receivables, net	103,061	64,888
Prepaid expenses and other current assets	17,825	17,947
Total current assets	883,371	930,906
Property and equipment, net	27,140	22,063
Goodwill	118,219	118,219
Intangible assets, net	3,048	—
Operating lease asset	4,333	7,603
Other assets, noncurrent	1,430	1,454
Total assets	$1,037,541	$1,080,245

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$5,063	$7,549
Escrow funds payable	212,387	161,457
Accrued expenses and other current liabilities	58,192	53,611
Deferred revenue	17,361	25,075
Total current liabilities	293,003	247,692
Debt, noncurrent	356,087	564,261
Operating lease liability, noncurrent	6,088	11,177
Other liabilities, noncurrent	1,288	8,236
Total liabilities	656,466	831,366

Stockholders’ equity
Common stock	14	13
Additional paid-in capital	674,918	592,900
Accumulated other comprehensive income (loss)	205	(3,085)
Accumulated deficit	(294,062)	(340,949)
Total stockholders’ equity	381,075	248,879
Total liabilities and stockholders’ equity	$1,037,541	$1,080,245

UPWORK INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$17,374	$(16,500)	$46,887	$(89,885)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Provision for transaction losses	1,867	4,894	8,673	23,306
Depreciation and amortization	3,808	2,050	9,449	8,057
Amortization of debt issuance costs	461	740	2,098	2,961
Accretion of discount of purchases of marketable securities, net	(4,598)	(1,971)	(14,430)	(1,486)
Amortization of operating lease asset	834	784	3,269	3,079
Tides Foundation common stock warrant expense	187	187	750	750
Stock-based compensation expense	18,047	19,382	74,195	75,501
Gain on early extinguishment of debt	—	—	(38,945)	—
Changes in operating assets and liabilities:
Trade and client receivables	(45,025)	(2,466)	(47,663)	(20,230)
Prepaid expenses and other assets	(1,341)	(1,010)	146	(630)
Operating lease liability	(1,528)	(1,395)	(5,903)	(5,389)
Accounts payable	3,289	2,301	(2,513)	2,579
Accrued expenses and other liabilities	6,823	1,487	5,746	3,689
Deferred revenue	(5,537)	(28)	(14,538)	4,257
Net cash provided by (used in) operating activities	(5,339)	8,455	27,221	6,559
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(260,034)	(183,628)	(709,214)	(581,887)
Proceeds from maturities of marketable securities	197,753	149,273	648,800	521,152
Proceeds from sale of marketable securities	5,460	—	165,035	—
Purchase of an intangible asset	(3,000)	—	(3,000)	—
Purchases of property and equipment	(134)	(355)	(692)	(1,248)
Internal-use software and platform development costs	(3,480)	(2,325)	(12,659)	(7,485)
Net cash provided by (used in) investing activities	(63,435)	(37,035)	88,270	(69,468)
CASH FLOWS FROM FINANCING ACTIVITIES:
Changes in escrow funds payable	34,417	(8,508)	50,930	645
Proceeds from exercises of stock options and common stock warrant	71	308	2,012	1,643
Proceeds from employee stock purchase plan	1,517	1,332	4,081	3,794
Net cash paid for early extinguishment of debt	—	—	(171,327)	—
Net cash provided by (used in) financing activities	36,005	(6,868)	(114,304)	6,082
NET CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(32,769)	(35,448)	1,187	(56,827)
Cash, cash equivalents, and restricted cash—beginning of period	329,187	330,679	295,231	352,058
Cash, cash equivalents, and restricted cash—end of period	$296,418	$295,231	$296,418	$295,231

The following table reconciles cash, cash equivalents, and restricted cash as reported in the consolidated balance sheets to the total of the same amounts shown in the consolidated statements of cash flows as of the following (in thousands):

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$79,641	$129,384
Restricted cash	4,390	4,390
Funds held in escrow, including funds in transit	212,387	161,457
Total cash, cash equivalents, and restricted cash as shown in the consolidated statement of cash flows	$296,418	$295,231

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), we present certain non-GAAP financial measures in this press release, including non-GAAP cost of revenue (total and as a percentage of revenue), non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (total and each non-GAAP operating expense item as a percentage of revenue), non-GAAP income (loss) from operations, non-GAAP net income (and on a per share basis), adjusted EBITDA, adjusted EBITDA margin, and adjusted free cash flow.

Certain operating and financial measures used herein, including “GSV,” “adjusted EBITDA” and “active clients” are defined in our Quarterly Report on Form 10-Q for the three months ended September 30, 2023, filed with the SEC on November 7, 2023, and will also be set forth in our Annual Report on Form 10-K for the year ended December 31, 2023, when filed. “Adjusted free cash flow” is defined as cash flow from operations less purchases of property, plant and equipment and cash outflows from internally developed software, adjusted for the timing of our invoicing and cash collection from Marketplace clients as a result of Upwork being subject to escrow regulations.

We use non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of our core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance, and adjusted free cash flow allows investors to evaluate the cash generated from our underlying operations across periods. We exclude the following items from one or more of our non-GAAP financial measures: stock-based compensation expense (non-cash expense calculated by companies using a variety of valuation methodologies and subjective assumptions), depreciation and amortization (non-cash expense), interest expense, other (income) expense, net, income tax (benefit) provision, and, if applicable, other non-cash transactions. In addition, to calculate adjusted free cash flow, we exclude from cash flows from operations, purchases of property, plant and equipment and cash outflows from internally developed software, and adjust for the timing of our invoicing and cash collection from Marketplace clients as a result of Upwork being subject to escrow regulations.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. In particular, (1) stock-based compensation expense has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy, (2) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (3) adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; (b) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (c) tax payments that may represent a reduction in cash available to us. In addition, the non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, including companies in our industry, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. Reconciliations of the non-GAAP measures presented in this press release to their most directly comparable GAAP financial measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliations and not rely on any single financial measure to evaluate our business.

We have not reconciled our adjusted EBITDA guidance to GAAP net income (loss) or non-GAAP diluted EPS guidance to GAAP diluted EPS because certain items that impact GAAP net income (loss) and GAAP diluted EPS are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during the first quarter of 2024 and fiscal year 2024 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of adjusted EBITDA guidance to GAAP net income (loss) and non-GAAP diluted EPS guidance to GAAP diluted EPS is not available without unreasonable effort.

UPWORK INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(In thousands, except for percentages and share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net income (loss)	$17,374	$(16,500)	$46,887	$(89,885)
Add back (deduct):
Stock-based compensation expense	18,047	19,382	74,195	75,501
Depreciation and amortization	3,808	2,050	9,449	8,057
Other income, net (1)	(7,389)	(4,422)	(60,137)	(3,275)
Income tax (benefit) provision	(1,557)	440	1,990	536
Other (2)(3)	187	187	750	5,037
Adjusted EBITDA	$30,470	$1,137	$73,134	$(4,029)
Profit margin	9%	(10)%	7%	(15)%
Adjusted EBITDA margin	17%	1%	11%	(1)%

Cost of revenue, GAAP	$45,868	$41,159	$170,450	$160,402
Stock-based compensation expense	(491)	(395)	(1,900)	(1,356)
Other (3)	—	—	—	(89)
Cost of revenue, Non-GAAP	45,377	40,764	168,550	158,957
As a percentage of total revenue, GAAP	25%	25%	25%	26%
As a percentage of total revenue, Non-GAAP	25%	25%	24%	26%

Gross profit, GAAP	$138,066	$120,283	$518,686	$457,916
Stock-based compensation expense	491	395	1,900	1,356
Other (3)	—	—	—	89
Gross profit, Non-GAAP	138,557	120,678	520,586	459,361
Gross margin, GAAP	75%	75%	75%	74%
Gross margin, Non-GAAP	75%	75%	76%	74%

Research and development, GAAP	$46,217	$41,664	$177,363	$154,553
Stock-based compensation expense	(6,572)	(7,364)	(28,006)	(26,881)
Other (3)	—	—	—	(2,653)
Research and development, Non-GAAP	39,645	34,300	149,357	125,019
As a percentage of total revenue, GAAP	25%	26%	26%	25%
As a percentage of total revenue, Non-GAAP	22%	21%	22%	20%

Sales and marketing, GAAP	$49,304	$62,786	$220,681	$246,882
Stock-based compensation expense	(4,358)	(3,528)	(14,030)	(11,511)
Other (3)	—	—	—	(260)
Sales and marketing, Non-GAAP	44,946	59,258	206,651	235,111
As a percentage of total revenue, GAAP	27%	39%	32%	40%
As a percentage of total revenue, Non-GAAP	24%	37%	30%	38%

General and administrative, GAAP	$32,003	$30,080	$118,925	$123,952
Stock-based compensation expense	(6,626)	(8,095)	(30,259)	(35,753)
Other (2)(3)	(320)	(187)	(883)	(2,035)

General and administrative, Non-GAAP	25,057	21,798	87,783	86,164
As a percentage of total revenue, GAAP	17%	19%	17%	20%
As a percentage of total revenue, Non-GAAP	14%	14%	13%	14%

Total operating expenses, GAAP	$129,638	$140,765	$529,946	$550,540
Stock-based compensation expense	(17,556)	(18,987)	(72,295)	(74,145)
Other (2)(3)	(320)	(187)	(883)	(4,948)
Total operating expenses, Non-GAAP	111,762	121,591	456,768	471,447
As a percentage of total revenue, GAAP	70%	87%	77%	89%
As a percentage of total revenue, Non-GAAP	61%	75%	66%	76%

Income (loss) from operations, GAAP	$8,428	$(20,482)	$(11,260)	$(92,624)
Stock-based compensation expense	18,047	19,382	74,195	75,501
Other (2)(3)	320	187	883	5,037
Income (loss) from operations, Non-GAAP	26,795	(913)	63,818	(12,086)

Net income (loss), GAAP	$17,374	$(16,500)	$46,887	$(89,885)
Stock-based compensation expense	18,047	19,382	74,195	75,501
Gain on extinguishment of convertible debt (1)	—	—	(38,945)	—
Tax effect of non-GAAP adjustments	(6,945)	2,030	(12,546)	2,126
Other (2)(3)	320	187	883	5,037
Net income (loss), Non-GAAP	28,796	5,099	70,474	(7,221)

Weighted-average shares outstanding used in computing earnings (loss) per share, GAAP
Basic (in millions)	136.6	131.8	134.8	130.5
Diluted (in millions)	143.8	131.8	137.3	130.5
Basic earnings (loss) per share, GAAP	$0.13	$(0.13)	$0.35	$(0.69)
Diluted earnings (loss) per share, GAAP	$0.13	$(0.13)	$0.06	$(0.69)

Weighted-average shares outstanding used in computing earnings (loss) per share, Non-GAAP
Basic (in millions)	136.6	131.8	134.8	130.5
Diluted (in millions)	143.8	135.4	142.7	130.5
Basic earnings (loss) per share, Non-GAAP	$0.21	$0.04	$0.52	$(0.06)
Diluted earnings (loss) per share, Non-GAAP	$0.20	$0.04	$0.52	$(0.06)
(1) During the twelve months ended December 31, 2023, we recognized a gain on the early extinguishment of debt of $38.9 million, which is included in other income, net.
(2) During each of the three and twelve months ended December 31, 2023 and 2022, we incurred $0.2 million and $0.8 million, respectively, related to our Tides Foundation warrant.
(3) During the twelve months ended December 31, 2022, in response to Russia’s invasion of Ukraine, we incurred certain incremental expenses associated with our humanitarian response efforts. These expenses are not representative of our ongoing operations, and, as a result, we excluded these costs from adjusted EBITDA for the twelve months ended December 31, 2022. Represents (i) $1.4 million of special one-time bonuses to our team members in the region impacted by Russia’s invasion of Ukraine, (ii) $1.5 million of expenses incurred in connection with the relocation of our team members in the impacted region, (iii) $1.1 million of donations made to humanitarian aid organizations to support initiatives related to humanitarian response efforts in the impacted region, primarily to Direct Relief International, a humanitarian aid organization, and (iv) $0.4 million of payments of one-time service award bonuses (and associated taxes) to certain of our team members paid in recognition of contributions made by such team members to our humanitarian response efforts in the impacted region.

UPWORK INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net Income (loss)	$(24,827)	$(16,500)	$17,167	$(3,991)	$16,337	$17,374
Add back (deduct):
Stock-based compensation expense	20,404	19,382	19,900	18,437	17,811	18,047
Depreciation and amortization	1,982	2,050	2,024	1,854	1,763	3,808
Other (income) expense, net (1)	(655)	(4,422)	(43,000)	(3,982)	(5,766)	(7,389)
Income tax (benefit) provision	40	440	795	1,857	895	(1,557)
Other (2)	188	187	188	187	188	187
Adjusted EBITDA	$(2,868)	$1,137	$(2,926)	$14,362	$31,228	$30,470
(1) During the three months ended March 31, 2023, we recognized a gain on the early extinguishment of debt of $38.9 million, which is included in other (income) expense, net.
(2) For all periods presented, we incurred $0.2 million related to our Tides Foundation warrant.

UPWORK INC.
RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES
TO ADJUSTED FREE CASH FLOW
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2023	2022	2021
Cash provided by operating activities	$27,221	$6,559	$10,836
Less: purchases of property, plant & equipment and cash outflows from internally developed software	(13,351)	(8,733)	(6,137)
Free cash flow	13,870	(2,174)	4,699
Add: adjustment for timing differences(1)	34,450	—	—
Adjusted free cash flow	$48,320	$(2,174)	$4,699
(1) Adjusted for the timing of our invoicing and cash collection from Marketplace clients as a result of Upwork being subject to escrow regulations.

UPWORK INC.
RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES
TO ADJUSTED FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Cash provided by (used in) operating activities	$(5,339)	$8,455	$27,221	$6,559
Less: purchases of property, plant & equipment and cash outflows from internally developed software	(3,614)	(2,680)	(13,351)	(8,733)
Free cash flow	(8,953)	5,775	13,870	(2,174)
Add: adjustment for timing differences(1)	34,450	—	34,450	—
Adjusted free cash flow	$25,497	$5,775	$48,320	$(2,174)
(1) Adjusted for the timing of our invoicing and cash collection from Marketplace clients as a result of Upwork being subject to escrow regulations.